CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, Barry Bennett, Chief Executive Officer of Advanced ID Corporation (the "Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form 10-QSB of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November  12,  2003

/s/Barry  I.  Bennett
----------------------------------------
Barry  I.  Bennett,  Chief  Executive  Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, Todd Noble, Chief Financial Officer of
Advanced ID Corporation (the "Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form 10-QSB of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November  12,  2003

/s/Todd  D.  Noble
----------------------------------------
Todd  D.  Noble,  Chief  Financial  Officer